POWER OF ATTORNEY

Known all by these present, that the undersigned hereby constitutes and appoints the Corporate Secretary or any Assistant Corporate Secretary, as duly appointed by the Board of Directors from time to time for Berry Petroleum Company, as the undersigned's true and lawful attorney-in-fact to:

1. execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Berry Petroleum Company (the "Company"),

Form 3, 4, 5, and Form 144 in accordance with Section 16(a) of the Securities

Exchange Act of 1934 and the rules thereunder;

2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such

Form 3, 4, 5, and Form 144 and timely file such form with the United

States Securities and Exchange Commission and any stock exchange or similar authority; and

3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite,

necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact,

or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact,

in serving in such capacity at the request of the undersigned, is not assuming,

nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934 and further acknowledges that the undersigned remains solely responsible for the facts disclosed in any such form.

This Power of Attorney shall remain in full force and effect until the expiration date noted below or until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of securities issued or interest in securities to be issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 06 day of February 2006.

                                              /s/ John Frank Keller                                                    Signature

  01/01/2009                             John Frank Keller

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